UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   October 21, 2005

GENERAL MILLS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1185	41-0274440

(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota		55426
(Mail: P.O. Box 1113)		(Mail: 55440)

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (763) 764-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 21, 2005, General Mills, Inc. (the “Company”) entered into agreements providing $2.2 billion of revolving credit facilities, including (i) a $1.1 billion 364-day revolving credit facility with a one-year term out option and (ii) a $1.1 billion five-year revolving credit facility.

The terms and conditions of the credit facilities are set forth in (i) a 364-Day Credit Agreement, dated as of October 21, 2005 (the “364-Day Facility”), among the Company, the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent, and (ii) a Five-Year Credit Agreement, dated as of October 21, 2005 (the “5-Year Facility”), among the Company, the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent. Copies of the 364-Day Facility and the 5-Year Facility are filed as Exhibits 10.1 and 10.2 hereto, respectively, and are incorporated by reference herein.

Item 1.02	Termination of a Material Definitive Agreement.

On October 21, 2005, the Company terminated its Five-Year Credit Agreement, dated as of January 24, 2001, as amended (the “2001 Facility”), among the Company, certain financial institutions party thereto, JPMorgan Chase Bank, N.A. (successor to The Chase Manhattan Bank), as Administrative Agent, Citigroup Global Markets Inc. (formerly known as Salomon Smith Barney Inc.), as Syndication Agent, and Barclays Bank PLC and Credit Suisse First Boston, as Co-Documentation Agents. The 2001 Facility provided $1.0 billion of revolving credit to the Company and was scheduled to expire in January 2006. The Company terminated the 2001 Facility as a condition to closing the 364-Day Facility and the 5-Year Facility.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	364-Day Credit Agreement, dated as of October 21, 2005, among General Mills, Inc., the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Five-Year Credit Agreement, dated as of October 21, 2005, among General Mills, Inc., the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2005	GENERAL MILLS, INC.

By:	/s/ Siri S. Marshall

Name: Siri S. Marshall Title: Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	364-Day Credit Agreement, dated as of October 21, 2005, among General Mills, Inc., the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.2	Five-Year Credit Agreement, dated as of October 21, 2005, among General Mills, Inc., the several financial institutions from time to time party to the agreement and JPMorgan Chase Bank, N.A., as Administrative Agent.